UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 12, 2016

Tumi Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35495	04-3799139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Durham Avenue South Plainfield, NJ		07080
(Address of principal executive offices)		(Zip Code)
(908) 756-4400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07 Submission of Matters to a Vote of Security Holders

On July 12, 2016, Tumi Holdings, Inc., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in detail in the Company's definitive proxy statement filed with the SEC on June 3, 2016. The final voting results regarding each proposal are set forth below. As of June 3, 2016, the record date for the Special Meeting, there were 67,661,362 shares outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were 61,804,987 shares represented in person or by proxy, which number constituted a quorum.

1.
The proposal to adopt the Agreement and Plan of Merger, dated as of March 3, 2016, among Samsonite International S.A., PTL Acquisition Inc. and Tumi Holdings, Inc. was approved based upon the following votes:

For	Against	Abstain	Broken Non-Votes
59,851,283	1,929,470	24,234	0

2.
The proposal to approve, on a non-binding, advisory basis, specified compensation that may be paid or become payable to Tumi’s principal executive officer, principal financial officer and three most highly compensated executive officers other than the principal executive officer and principal financial officer (collectively, the “named executive officers”) in connection with the merger was approved based upon the following votes:

For	Against	Abstain	Broken Non-Votes
60,440,326	1,191,110	173,551	0

3.
The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement was approved based upon the following votes:

For	Against	Abstain	Broken Non-Votes
59,614,349	2,173,840	16,798	0

Item 8.01 Other Events

On July 12, 2016, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

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Forward-Looking Statements

This document contains statements that are forward-looking. Forward-looking statements include the statements identified as forward-looking in Tumi's press release announcing its most recent quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words "believes," "may," "plans," "will," "could," "should," "estimates," "continues," "anticipates," "intends," "expects" and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Tumi assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.  Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in Tumi's March 3, 2016 merger agreement with Samsonite, the press release announcing its most recent quarterly earnings, as well as other factors described in Tumi’s Annual Report on Form 10-K for the year ended December 31, 2015 under the heading “Risk Factors,” as updated from time to time by Tumi’s Quarterly Reports on Form 10-Q and other documents of Tumi on file or in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission by Tumi on June 3, 2016.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Tumi Holdings, Inc., dated July 12, 2016

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUMI HOLDINGS, INC.

Dated:	July 12, 2016	By:	/s/ Peter L. Gray
			Name:	Peter L. Gray
			Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Tumi Holdings, Inc., dated July 12, 2016